Exhibit 4.1

CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 PO Box 43004, Providence RI 02940-3004 Certificate Numbers Num/No. Denom. Total MR A SAMPLE 1234567890/1234567890 1 1 1 DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2 ADD 1 1234567890/1234567890 3 3 3 ADD 2 ADD 3 1234567890/1234567890 4 4 4 ADD 4 1234567890/1234567890 5 5 5 1234567890/1234567890 6 6 6 Total Transaction 7 ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PAR VALUE $0.0001 -~ Certificate BLOSSOM HILL Shares Number THERAPEUTICS ** 000000 ****************** ZQ00000000 *** 000000 ***************** **** 000000 **************** BlossomHill Therapeutics, Inc. ***** 000000 *************** ****** 000000 ************** INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander &David MRS Sample **** Mr.Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** CUSIP 095130 10 0 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderMR David Sample . **** SAMPLE Mr. Alexander David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Sha is the owner of res****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S hares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** THIS CERTIFICATE IS TRANSFERABLE IN Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 ***ZERO HUNDRED THOUSAND **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 CITIES DESIGNATED BY THE TRANSFER 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 AGENT, AVAILABLE ONLINE AT 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** ZERO HUNDRED AND ZERO*** www.computershare.com 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF BlossomHill Therapeutics, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. . DATED DD-MMM-YYYY FACSIMILE SIGNATURE TO COME . THERA . COUNTERSIGNED AND REGISTERED: L L P I E COMPUTERSHARE TRUST COMPANY, N.A. H RPORA U M O T T I C E S O C TRANSFER AGENT AND REGISTRAR, President S S , O N I L C (8) B June 22, 2020 . FACSIMILE SIGNATURE TO COME . DELAWARE By Secretary AUTHORIZED SIGNATURE SECURITY INSTRUCTIONS ON REVERSE 1234567

BLOSSOMHILL THERAPEUTICS, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. For US purposes the following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT—. . ( Cust) Custodian ( Minor) TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN—and as joint not tenants as tenants with in right common of survivorship UNIF TRF MIN ACT—( Cust) Custodian (until age ) ..under Uniform Transfers to Minors Act . ( Minor) ( State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Signature: Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. SEQJRITY INSTRUCTICJIIS n; S IS W,.TE“1M\RKF.0 PAPER 00 f\OT ACXEPT W Ti-o.; f\OTI t’-.G WATERl’N\RK 1-UD TO LI 0-{T TO VER FY ‘MTERWARK basis The IRS of certain requires shares that the or units named acquired transfer after agent January (“we”) 1, report 2011 the . If cost your shares or transfer or units the shares are covered or units by using the legislation, a specific and cost you basis requested calculation to sell method, specify a then cost we basis have calculation processed method, as you then requested we have . If defaulted you did not to the need first in, additional first out (FIFO) information method about . Please cost basis consult . your tax advisor if you If activity you do in not your keep account in contact for the with time the period issuer specified or do not by have state any law, your laws property and transferred may become to the appropriate subject to state state unclaimed . property